SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 9, 2004

Cross Country Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware

0-33169

13-4066229

(State or other jurisdiction

(Commission

(I.R.S. Employer

of incorporation)

File Number)

Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

(561) 998-2232

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

Exhibit	Description

99.1	Press Release issued by the Company on August 9, 2004

Item 12.   Results of Operations and Financial Condition.

(a)   On August 9, 2004, Cross Country Healthcare, Inc. (the “Company”) issued a press release announcing results for the quarter ended June 30, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

	By:	/s/ EMIL HENSEL
	Name:	Emil Hensel
Dated: August 11, 2004	Title:	Chief Financial Officer

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Item 12.  Results of Operations and Financial Condition.